GOF-SA4 07/25

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED JULY 28, 2025
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
OF EACH FUND LISTED IN SCHEDULE A

Effective July 28, 2025, Bank of New York Mellon will replace State Street Bank and Trust Company as transfer agent, sub-administrator and custodian of each fund listed in Schedule A. Accordingly, the following replaces the corresponding disclosure in each fund’s SAI.

Transfer agent The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, New York 10286, acts as the Fund’s transfer agent and dividend-paying agent.

Sub-administrator BNY Mellon has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services provided by BNY Mellon include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Custodian BNY Mellon also acts as custodian of the Fund’s securities and other assets (Custodian). The Custodian is located at 240 Greenwich Street, New York, New York 10286. As foreign custody manager, the Custodian selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Additionally, the following replaces the section of Franklin Systematic Style Premia ETF’s SAI titled “Fund Records”:

Fund Records With respect to the Franklin Systematic Style Premia ETF, the accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and CFTC Regulation 4.23 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906, its administrator, FT Services, at 140 Fountain Parkway, St. Petersburg, FL 33176, or its transfer agent, BNY Mellon, 240 Greenwich Street, New York, New York 10286.

SCHEDULE A

Fund	Date of SAI
FRANKLIN TEMPLETON ETF TRUST
ClearBridge Sustainable Infrastructure ETF	August 1, 2024
Franklin Exponential Data ETF	August 1, 2024
Franklin Focused Growth ETF	August 1, 2024
Franklin Income Equity Focus ETF	August 1, 2024
Franklin Income Focus ETF	August 1, 2024
Franklin Intelligent Machines ETF	August 1, 2024
Franklin International Aggregate Bond ETF	August 1, 2024
Franklin Systematic Style Premia ETF	August 1, 2024
Franklin U.S. Core Bond ETF	August 1, 2024
Franklin U.S. Treasury Bond ETF	August 1, 2024

Please retain this supplement for future reference.